Exhibit 10.1

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF EUROSITE AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE NOTES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NOTES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EUROSITE POWER INC.

Subscription Agreement

EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451

Ladies and Gentlemen:

1.Subscription. The undersigned (the “Investor”) hereby agrees to purchase a 4% convertible promissory note (the “Note”) of EuroSite Power Inc., a Delaware corporation (“EuroSite”), for the dollar amount set forth on the signature page hereto. The principal amount of the Note will be equal to such dollar amount. The Note will be issued pursuant to a Noteholders Agreement ( the “Noteholders Agreement”), in the form attached hereto as Exhibit A, to which the Investor will become a party and is subject to the provisions thereof. The Note will be guaranteed by American DG Energy Inc. (the “Guarantee”) as set forth in the Noteholders Agreement. EuroSite and the Investor are also entering into a Registration Rights Agreement (the “Registration Rights Agreement,” together with this Subscription Agreement, the Note, the Guarantee, and the Noteholders Agreement, the “Investment Documents”) in the form attached hereto as Exhibit B.

THE INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE NOTE INVOLVES A HIGH DEGREE OF RISK, AND THAT THE NOTE (AND ANY EQUITY SECURITIES ISSUED UPON CONVERSION OR EXCHANGE THEREOF (the “CONVERSION SECURITIES”) ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE. THERE CAN BE NO ASSURANCES THAT THE INVESTOR WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.

2.Execution and Acceptance of Subscription Agreement. Upon the execution hereof by the Investor and full payment of the purchase price for the Note, subject to acceptance by EuroSite, EuroSite will issue to the Investor the Note subscribed for by the Investor. EuroSite has the absolute right to either accept or reject this subscription, in whole or in part.

3.Access to Information; Independent Investigation. The Investor hereby acknowledges that:

a.The Investor understands that EuroSite is a public company and files reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”) under its EDGAR filing system. The Investor is urged to review these documents (the “SEC Filings”), which can be accessed at the SEC's website at www.sec.gov. To the extent that the SEC Filings contain any projections of future performance or other “forward-looking information,” the Investor acknowledges that such forward-looking information is inherently uncertain and that EuroSite is unable to make any representation that any such events will or will not, in fact, occur.

b.In making the decision to purchase the Note, the Investor and the Investor's advisors have, prior to any sale to the Investor, been given access and the opportunity to examine all books and records of EuroSite, all contracts and documents relating to EuroSite, and an opportunity to ask questions of, and to receive answers from, EuroSite and to obtain any additional information necessary to verify the accuracy of the information provided to the Investor. The Investor and the Investor's advisors have been furnished with all materials relating to the business, finances and operations of EuroSite and materials relating to the offer and sale of the Note that have been requested.

c.No warranties or representations have been made to the Investor or the Investor's advisors concerning the Note, EuroSite, its business or prospects, or other matters, by EuroSite, EuroSite's officers or employees, or any other person or entity, except as set forth in this Subscription Agreement.

4.Investment Representations.

a.Restricted Securities. The Investor understands that the Note and any Conversion Securities are being offered and sold in reliance upon certain exemptions from the registration provisions of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”), including Regulation D thereunder. The Investor agrees not to offer, sell, pledge, hypothecate or otherwise transfer or dispose of any of the Note or any Conversion Securities in the absence of an effective registration statement under the Securities Act covering such disposition, or an opinion of counsel, satisfactory to EuroSite, to the effect that registration under the Securities Act is not required in respect of such sale, pledge, hypothecation, transfer or disposition.

b.Illiquidity. The Investor has been advised that the Investor must be prepared to bear the economic risk of an investment in EuroSite for an indefinite period because the Note is subject to restrictions on transfer under the U.S. federal securities laws, there is no trading market for the Note, and there may be no or a limited trading market for the Conversion Securities. EuroSite's common stock is currently quoted on the OTCQB tier of the OTC Markets under the ticker symbol “EUSP”. EuroSite is not obligated to create or support a secondary market for the Note or any Conversion Securities.

c.Purchase for Own Account. The Investor represents that the Note is being acquired, and any Conversion Securities issued upon conversion thereof, will be acquired, solely for the Investor's own account for investment and not with a view to any subsequent sale or other transfer of all or any portion thereof except a sale or transfer permitted by applicable securities laws.

d.Further Representations. The Investor further represents and warrants that:

(1)	The funds to be tendered as payment for the Note will not represent funds borrowed by the Investor;

(2)
The Investor understands that the Investment Documents were prepared only for the use of qualified investors and agrees not to reproduce, copy or otherwise distribute or make any of the Investment Documents or information contained therein available to any other person (other than the Investor's legal and tax advisors);

(3)
If not an individual, the Investor was not formed for the specific purpose of acquiring the Note, the Investor is duly organized, validly existing and in good standing under the laws of its state of organization, has full power to execute, deliver and perform this Subscription Agreement and has received any necessary corporate or regulatory approvals to do so;

(4)	This Subscription Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms;

(5)
The execution of and performance of the transactions contemplated by this Subscription Agreement and compliance with their provisions by the Investor will not violate any provision of law and will not conflict with any agreement or other document that is binding on the Investor; and

(6)	The representations made by the Investor on the signature page of this Subscription Agreement are true and correct.

5.Representations of EuroSite. EuroSite hereby represents and warrants to the Investor as follows.

a.Valid Organization. EuroSite is a corporation duly organized, validly existing and in good standing under the laws of Delaware. EuroSite has all requisite power and authority to carry on its business as now conducted.

b.Exchange Act Filings. EuroSite's Form 10-K, as amended, for its 2012 fiscal year, as filed with the SEC, and any subsequent filings by EuroSite under the Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the “Exchange Act”), did not, as of their respective dates contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Since the filing of such Form 10-K, EuroSite has made all filings with the SEC required under the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

c.Authorization. All corporate and other action on the part of EuroSite necessary for the authorization, execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by EuroSite, this Subscription Agreement will be the legal, valid and binding obligation of EuroSite, enforceable against EuroSite in accordance with its terms.

d.Validity and Binding Effect of Note. The Note will, upon issuance pursuant to the terms hereof, be a valid and binding obligation of EuroSite, enforceable against it in accordance with its terms.

e.Consents. All consents, approvals, orders and authorizations required on the part of EuroSite in connection with the execution, delivery or performance of this Subscription Agreement and the consummation of the transactions contemplated herein have been obtained, other than such filings required to be made after the closing under applicable federal and state securities laws.

f.No Conflict. The execution and delivery of this Subscription Agreement by EuroSite and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of EuroSite or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to EuroSite or its properties or assets.

6.Expenses. The Investor and EuroSite shall each bear its own expenses incurred in connection with the negotiation and execution of this Subscription Agreement and the transactions contemplated hereby.

7.Miscellaneous.

a.Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and shall be deemed effectively given:(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail (or regular mail if registered or certified mail is unavailable in the country of the recipient), (iv) if sent within the U.S., one business day after deposit with a recognized overnight courier, specifying next business day delivery, with written verification of receipt or (v) if sent from the U.S. to an address outside the U.S. or if sent from outside the U.S. to an address within the U.S., five business days after deposit with an internationally recognized courier service if, specifying that delivery be made within five business days with written verification of receipt. All notices and other communications shall be sent if sent to the Investor, to the address, fax number or email address of the Investor set forth on the signature page to this Subscription Agreement, as it may subsequently change on EuroSite's books by notice from the Investor; and

If to EuroSite, to:        EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451
Attention:  Chief Financial Officer
Fax No.:  (781) 622-1027
Phone No.:  (781) 622-1117

With a copy to:        Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: Edwin L. Miller, Jr.
Fax No.:  (617) 338-2880
Phone No.:  (617) 338-2800

Such notices or communications shall be effective when received. If a notice or communication to Investor is sent in the manner provided above, it is duly given, whether or not the addressee receives it. EuroSite by notice to the Investor may designate additional or different addresses for subsequent notices or communications.

b.Successors and Assigns. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors, and assignees of the Investor.

c.Choice of Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and, to the extent it involves any United States statute or regulations, in accordance therewith.

d.Consent to Jurisdiction. The parties hereby consent and submit to the exclusive jurisdiction of the state and federal courts in New York City with respect to all disputes arising in connection with this Subscription Agreement.

e.Survival of Representations. The parties agree that all of the warranties, representations, acknowledgments, confirmations, covenants and promises made in this Subscription Agreement shall survive its execution and delivery.

f.Counterparts. This Subscription Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Subscription Agreement may be evidenced by faxed signatures.

g.Integration. This Subscription Agreement together with the other Investment Documents is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.

[Signature page and questionnaire immediately follow.]

EuroSite Power Inc.
Combined Signature Page to:
Subscription Agreement
Noteholders Agreement
Registration Rights Agreement
This signature page is a signature page to this Subscription Agreement, the Noteholders Agreement and the Registration Rights Agreement. The Investor hereby becomes a party to all three agreements, effective upon the execution of this signature page by EuroSite. By initialing the appropriate space below, the Investor hereby represents that the Investor is:

________ (initials)	a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000.
________ (initials)	a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 (ignoring the net worth of a principal residence but only if positive).
________ (initials)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

________ (initials)	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, whose purchase is directed by a sophisticated person as described Regulation D.
________ (initials)	an entity in which all of the equity owners fall within one of the categories set forth above.

____________________________________ Aggregate dollar amount being purchased		________________________________________ Investor's name

Social Note/Tax ID No.:_________________		Investor's signature:
Investor's Title, if any:

Address of the Investor:

ACCEPTED AND AGREED		Email address: ______________________
EUROSITE POWER INC.
Fax number: _______________________

By:	____________________________
Date:	____________________________

EXHIBIT A
to Subscription Agreement
Form of Noteholders Agreement

EXHIBIT B
to Subscription Agreement
Form of Registration Rights Agreement